                                                                    EXHIBIT 3.31


                               STATE OF INDIANA
                       OFFICE OF THE SECRETARY OF STATE


                         CERTIFICATE OF INCORPORATION

                                      OF

                       NORTHWEST INDIANA DIALYSIS, INC.
 ................................................................................


 ................................................................................


     I, EDWIN J. SIMCOX, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above Corporation, in the form prescribed by my office, prepared and signed in duplicate by the incorporator(s), and acknowledged and verified by the same, have been presented to me at my office accompanied by the fees prescribed by law; that I have found such Articles conform to law; that I have endorsed my approval upon the duplicate copies of such Articles; that all fees have been paid as required by law; that one copy of such Articles has been filed in my office; and that the remaining copy of such Articles bearing the endorsement of my approval and filing has been returned by me to the incorporator(s) or his(their) representatives; all as prescribed by the provisions of the INDIANA GENERAL CORPORATION ACT, as amended.

NOW, THEREFORE, I hereby issue to such Corporation this Certificate of Incorporation, and further certify that its corporate existence has begun.


[SEAL] In Witness Whereof, I have hereunto set my hand and affixed the seal of the State of Indiana, at the City of Indianapolis, this 12th day of January, 1984

                                    ............................................
                                    EDWIN J. SIMCOX, Secretary of State

                                    By..........................................
                                                                          Deputy

NOTE: THIS FORM MAY NOW ALSO BE USED FOR INCORPORATING PURSUANT TO THE MEDICAL PROFESSIONAL CORPORATION ACT, THE DENTAL PROFESSIONAL CORPORATION ACT, AND THE PROFESSIONAL CORPORATION ACT OF 1965, AS WELL AS THE GENERAL CORPORATION ACT. IF THE CORPORATION IS TO BE FORMED PURSUANT TO THE AUTHORITY OF ONE OF THESE STATUTES OTHER THAN THE GENERAL CORPORA-TION ACT, SO INDICATE IN THE PREAMBLE BELOW BY STRIKING THE REFERENCES TO THE THREE INAPPROPRIATE STATUTES. PROFESSIONAL ACCOUNTING CORPORATIONS ARE CONSIDERED TO BE FORMED PURSUANT TO THE AUTHORITY OF THE INDIANA GENERAL CORPORATION ACT, BUT SUBJECT TO THE PROVISIONS OF ?? 23.1.13.5, AND APPROPRIATE STATUTORY REFERENCE SHOULD BE MADE IN THE PREAMBLE OR ARTICLE II BELOW.

CORPORATE FORM NO. 101 (Jan. 1977) PAGE ONE

ARTICLES OF INCORPORATION

LARRY A. CONRAD, SECRETARY OF STATE OF INDIANA

USE WHITE PAPER - SIZE 8 1/2 X 11 - FOR INSERTS

FILING REQUIREMENTS - PRESENT 2 ORIGINALLY SIGNED AND FULLY EXECUTED COPIES TO
  SECRETARY OF STATE, ROOM 155, STATE HOUSE, INDIANAPOLIS 46204

RECORDING REQUIREMENTS - RECORDING OF ARTICLES OF INCORPORATION IN THE OFFICE OF
  THE COUNTY RECORDER IS NO LONGER REQUIRED BY THE INDIANA GENERAL CORPORATION ACT.


                           ARTICLES OF INCORPORATION
                           -------------------------
                                      OF
                                      --

                       NORTHWEST INDIANA DIALYSIS, INC.
--------------------------------------------------------------------------------

     The undersigned incorporator or incorporators, desiring to form a corporation (hereinafter referred to as the "Corporation") pursuant to the provisions of the Indiana General Corporation Act (Medical Professional Corporation Act/ Dental Professional Corporation Act/Professional Corporation Act of 1965), as amended (hereinafter referred to as the "Act"), execute the following Articles of Incorporation.

                                   ARTICLE I
                                   ---------
                                     NAME
                                     ----

     The name of the Corporation is NORTHWEST INDIANA DIALYSIS, INC.

                                  ARTICLE II
                                  ----------
                                   PURPOSES
                                   --------

     THE PURPOSES FOR WHICH THE CORPORATION IS FORMED ARE: To carry on and conduct any and every kind of manufacturing, sales, distribution, investment, and service business; to manufacture, process, fabricate, rebuild, service, invest in, purchase, sell or otherwise dispose of and generally deal in and with raw materials, products, goods, wares, merchandise and real and personal property, both tangible and intangible, of every kind and character; to make investments of every kind and nature, and to provide services of every kind and character.


(IND. - 55 - 3/21/78)

                                  ARTICLE III
                                  -----------
                              PERIOD OF EXISTENCE
                              -------------------

    The period during which the Corporation shall continue is perpetual
                                                             ----------------

                                  ARTICLE IV
                                  ----------
                      RESIDENT AGENT AND PRINCIPAL OFFICE
                      -----------------------------------

    Section 1. Resident Agent. The name and address of the Corporation's
    -------------------------
Resident's Agent for service of process is
  CT Corporation System                            One N. Capitol Avenue
--------------------------------------------------------------------------------
                         (NAME)                (NUMBER AND STREET OR BUILDING)
                                    INDIANA
    Indianapolis                                                    46204
--------------------------------------------------------------------------------
           (CITY)                   (STATE)                       (ZIP CODE)

    Section 2. Principal Office. The post office address of the principal of the
    ---------------------------
Corporation is _________________________________________________________________

    2200 Grant Street, Suite 201   Gary         INDIANA             46404
--------------------------------------------------------------------------------
     (NUMBER AND STREET OF BUILDING)    (CITY)      (STATE)       (ZIP CODE)


                                   ARTICLE V
                                   ---------
                               AUTHORIZED SHARES
                               -----------------

Section 1. Number of Shares:
---------------------------

The total number of shares which the Corporation is to have authority to issue is 1,000.

A. The number of authorized shares which the corporation designates as having par value is 1,000 with a par value of $ 1,00.

B. The number of authorized shares which the corporation designates as without par value is none.

Section 2. Terms of Shares (if any):
-----------------------------------

(IND. - 55)

                                PRESCRIBED BY LARRY A. CONRAD SECRETARY OF STATE
                                 (JAN. 1977)

                                  ARTICLE VI
                                  ----------
                     REQUIREMENTS PRIOR TO DOING BUSINESS
                     ------------------------------------

     The Corporation will not commence business until consideration of the value at least $1,000 (one thousand dollars) has been received for the issuance of shares.

                                  ARTICLE VII
                                  ----------
                                  DIRECTOR(S)
                                  -----------

     Section 1. Number of Directors: The initial Board of Directors is composed
     ------------------------------
of 4 member(s). The number of directors may be from time to time fixed by the By-Laws of the Corporation at any number. In the absence of a By-Law fixing the number of directors, the number of shall be 4.

     Section 2. Names and Post Office Addresses of the Director(s): The name(s)
     -------------------------------------------------------------
and post office address(es) of the initial Board of Director(s) of the Corporation is (are):

     NAME        NUMBER AND STREET OR BUILDING      CITY      STATE     ZIP CODE
     ----        -----------------------------      ----      -----     --------
Sandra Gadson    2200 Grant Street, Suite         201 Gary   Indiana     46404

Arthur Morris    101 N. Scoville                  Oak Park   Illinois    60302

Michael Carbon   101 N. Scoville                  Oak Park   Illinois    60302

Paul Balter      101 N. Scoville                  Oak Park   Illinois    60302


     Section 3. Qualifications of Directors (if any):
     -----------------------------------------------


(IND. - 55)

                               PRESCRIBED BY LARRY A. CONRAD, SECRETARY OF STATE
                                (JAN. 1977)


                                 ARTICLE VIII
                                 ------------
                                INCORPORATOR(S)
                                ---------------

The name(s) and post office address(es) of the incorporator(s) of the Corporation is (are):

      NAME             NUMBER AND STREET OR BUILDING        CITY       STATE         ZIP CODE
      ----             -----------------------------        ----       -----         --------
David J. Hochman          70 W. Madison Street,             Chicago    Illinois      60602
                          Suite 2200

                                  ARTICLE IX
                                  ----------
                     PROVISIONS FOR REGULATION OF BUSINESS
                     -------------------------------------
                     AND CONDUCT OF AFFAIRS OF CORPORATION
                     -------------------------------------

         ("Powers" of the Corporation, its directors or shareholders)

(IND. - 55)

                                PRESCRIBED BY LARRY A. CONRAD SECRETARY OF STATE
                                 (JAN. 1977)


     IN WITNESS WHEREOF, the undersigned, being all of the incorporator(s) designated in Article VIII, execute(s) these Articles of Incorporation and certify to the truth of the facts herein stated, this 9/th/ day of January, 1984.

                                           /s/ David J. Hochman
 .............................           ................................
     (Written Signature)                      (Written Signature)


                                               David J. Hochman
 .............................           .............................
     (Printed Signature)                     (Printed Signature)




                                        .............................
                                             (Written Signature)



                                        .............................
                                             (Printed Signature)



STATE OF Illinois   )
                    ) ss:
COUNTY OF Cook      )

     I, the undersigned, a Notary Public duly commissioned to take acknowledgements and administer oaths in the State of Indiana, certify that David J. Hochman being incorporator(s) referred to in Article VIII of the foregoing Articles of Incorporation, personally appeared before me; acknowledged the execution thereof; and swore to the truth of the facts therein stated.

     Witness my hand and Notarial Seal this 9/th/ day of January, 1984


                                          /s/  Janice Sals
                                        .............................
                                             (Written Signature)


                                               JANICE SALS
                                        .............................
                                             (Printed Signature)


My Commission Expires:                          Notary Public


     August 17, 1987
 .........................


This instrument was prepared by Finger, Hochman & Delott, P.C., Attorney at
                                ...............................
                                           (Name)

Law, 70 W. Madison Street, Suite 2200, Chicago, Illinois 60602
     ...........................................................................
       (Number and Street or Building)  (City)  (State)             (Zip Code)

*Mail to the attention of: David J. Hochman
                           --------------------------

(IND. - 55)

[SEAL]  NOTICE OF CHANGE OF REGISTERED                Provided by: EVAN BAYH
        OFFICE OR REGISTERED AGENT                                 Indiana Secretary of State
        ALL CORPORATIONS
        State Form 26276(R/1-88)

                                                      Indiana Code 23-1-24-2 (for profit corporations)
                                                      Indiana Code 23-7-1.1-53 (non-profit corporations)
Present original and 2 copies                         NO FILING FEE

--------------------------------------------------------------------------------
Name of Corporation                                 Date of Incorporation
          NORTHWEST INDIANA DIALYSIS, INC              JANUARY 12, 1994
--------------------------------------------------------------------------------
Current Registered Office Address                                    Zip Code
      ONE NORTH CAPITOL AVENUE, INDIANAPOLIS, INDIANA                46204
--------------------------------------------------------------------------------
New Registered Office Address  c/o The Prentice-Hall Corporation System, Inc.
          50 South Meridian Street, Suite 700, Indianapolis, Indiana 46204-3542
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Current Registered Agent (Type or Print Name)
            C T CORPORATION SYSTEM
--------------------------------------------------------------------------------
New Registered Agent (Type or Print Name)
                                 The Prentice-Hall Corporation System, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 STATEMENTS BY REGISTERED AGENT OR CORPORATION
--------------------------------------------------------------------------------

     This statement is a representation that the new registered agent has consented to the appointment as registered agent, or statement attached signed by registered agent giving consent to act as the new registered agent.

     After the change or changes are made, the street address of this corporation's registered agent and the address of its registered office will be identical.

     The registered agent filing this statement of change of the registered agent's business street address has notified the represented corporation in writing of the change, and the notification was manually signed or signed in facsimile.

                                    The Prentice-Hall Corporation System, Inc.
                                    By: /s/ Anthony E. Mackey, asst sec. of PHCS
                                       ----------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     IN WITNESS WHEREOF, the undersigned being the (Title of Officer) Secretary of said corporation executes this notice and verifies, subject to penalties of perjury, that the statements contained herein are true, this 6th day of June 1994

--------------------------------------------------------------------------------
Signature.                                          Printed Name
  (pb)  /s/ Paul Balter                                       Paul Balter, M.D.
--------------------------------------------------------------------------------